RULE 497(e)

333-39804

333-62811

333-69386

SUPPLEMENT DATED FEBRUARY 7, 2011

TO THE PROSPECTUSES DATED MAY 1, 2010

FOR ENHANCED CREDIT VARIABLE ANNUITY,

PENNANT SELECT AND PENN FREEDOM

ISSUED BY

THE PENN MUTUAL LIFE INSURANCE COMPANY

AND FUNDED THROUGH

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

PHILADELPHIA, PA 19172

800-523-0650

IMPORTANT NOTICE

THIS SUPPLEMENT REVISES INFORMATION CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

This supplement explains that the Purchasing Power Protector Benefit Rider (“PPP Rider”) is no longer available for purchase with new contracts.

The prospectuses contain a section captioned “May I Withdraw Any of My Money?” which has a subsection captioned “Purchasing Power Protector Benefit Rider.” This subsection is immediately prior to the section captioned “Deferment of Payments and Transfers.”

Because the PPP Rider is no longer available for purchase with new contracts, all information in the subsection should be disregarded. Similarly, all references to the PPP Rider in other parts of the prospectuses should be disregarded.

There is no change in the terms of the PPP Rider for contract owners who currently own a contract with the PPP Rider attached.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.